Essential to care Q4FY2009 and FY2010E Investor/Analyst Call August 18, 2009 Exhibit 99.3

2 2
Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include (but are not limited to) uncertainties related to the deferral in hospital capital spending affecting Cardinal Health’s Clinical and Medical Products businesses and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; uncertainties and risks regarding the spinoff, including the costs associated with the spinoff and the impact of the spinoff on Cardinal Health, CareFusion and the potential market for their respective securities; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health’s manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; the effects, timing or success of restructuring programs or plans; the costs, difficulties and uncertainties related to the integration of acquired businesses; uncertainties related to disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit and the impact of financial market disruptions on Cardinal Health’s customers and vendors; uncertainties regarding the ultimate features of government health care reform initiatives and their enactment and implementation; and conditions in the pharmaceutical market and general economic and market conditions. In addition, Cardinal Health, CareFusion and the spinoff are subject to additional risks and uncertainties described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports and CareFusion’s Form 10 registration statement (including all amendments to those reports and registration statement) and exhibits to those reports and registration statement. This presentation reflects management’s views as of August 18, 2009. Except to the extent required by applicable law, neither Cardinal Health nor CareFusion undertakes an obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal
Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com.   A reconciliation of non-GAAP adjusted financial measures is provided in Exhibit 99.4 to Cardinal Health’s Form 8-K filed on August 18, 2009.  A transcript of the conference call will be available on the investor relations page at www.cardinalhealth.com.

3 3
Agenda
Consolidated CAH FY09 financial results
Jeff Henderson, Chief Financial Officer
New Cardinal Health
George Barrett, Post-spinoff: Chairman and CEO
nCAH historical adjusted financials and FY10 outlook
Jeff Henderson, Chief Financial Officer
nCAH Q&A
CareFusion
Dave Schlotterbeck, Chairman and CEO
CFN historical pro forma financials and FY10 outlook
Ed Borkowski, Chief Financial Officer
CFN Q&A

4 Q4 and YE FY2009 CAH Results

5 5
Q4 FY2009 Financial Review
$25,199
$436
$268
$0.74
$828M
12.7%
($M)
10%
(17%)
(15%)
(16%)
%
Change¹
GAAP Basis
$25,199
$509
$311
$0.86
14.8%
($M)
10%
(9%)
(9%)
(10%)
%
Change¹
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

6 6
Q4 FY2009 Operating Earnings and EPS
Note: Costs associated with the spinoff are as follows:
1 Non-GAAP consolidated diluted EPS from continuing operations for Q4 FY2009 and Q4 FY2008 includes a dilutive impact of $0.01 and $0.02, respectively, from the classification of the company’s UK-based Martindale injectable manufacturing business as discontinued operations.
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
1
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
1
GAAP consolidated $436 $0.74 $527 $0.88
Special items (Note) $54 $0.11 $42 $0.09
Impairments, (gain)/loss on sale of assets and other,
net (Note)
$12 - ($10) ($0.01)
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net (Note)
$8 $0.01 - -
Non-GAAP consolidated
$509 $0.86 $560 $0.96
Spinoff costs included in special items or
impairments, (gain)/loss on sale of assets and other,
net $46
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net
$8
Total spinoff costs
$54
Q4 FY 2008 Q4 FY 2009

7 7
FY2009 Financial Review
$99,512
$1,886
$1,143
$3.16
$1.6B
14.1%
($M)
9%
(10%)
(12%)
(11%)
%
Change¹
GAAP Basis
$99,512
$2,098
$1,256
$3.48
15.4%
($M)
9%
(4%)
(8%)
(7%)
%
Change¹
Non-GAAP Basis
1 % change over prior year
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

8 8
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations¹
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations¹
GAAP consolidated $1,886 $3.16 $2,092 $3.56
Special items (Note)
$177 $0.35 $130 $0.24
Impairments, (gain)/loss on sale of assets and other,
net (Note)
$25 ($0.05) ($32) ($0.05)
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net (Note)
$10 $0.02 - -
Non-GAAP consolidated
$2,098 $3.48 $2,190 $3.75
Spinoff costs included in special items or
impairments, (gain)/loss on sale of assets and other,
net $97
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net
$10
Total spinoff costs
$107
FY 2009 FY 2008
FY2009 Operating Earnings and EPS
Note: Costs associated with the spinoff are as follows:
1 Non-GAAP consolidated diluted EPS from continuing operations for FY2009 and FY2008 includes a dilutive impact of $0.03 and
$0.05, respectively, from the classification of the company’s UK-based Martindale injectable manufacturing business as discontinued operations.

Cardinal Health
Business Analysis
Revenue
Segment Profit
Q4 FY09
($M)
21,832
316
Q4 FY08
($M)
11%
8%
%
Change
Revenue
Segment Profit
1,270
229
(12%)
(32%)
Healthcare Supply Chain Services
Clinical and Medical Products
24,318
341
1,119
157
FY09
($M)
87,110
1,333
FY08
($M)
10%
0%
%
Change
95,718
1,339
Q4 FY09
($M)
Q4 FY08
($M)
%
Change
FY09
($M)
FY08
($M)
%
Change
4,606
735
(0%)
(9%)
4,588
670

10 New Cardinal Health Improving the cost-effectiveness of healthcare

FY09 Accomplishments
Laying the foundation for New Cardinal Health
– Invested to improve the customer experience and strengthen core business
– Focused the portfolio
– Disciplined management of operating expenses and capital; rationalized infrastructure to prepare for post-spin
– Stabilized our chain customer base
– Progress in driving non-bulk revenue growth to improve mix; improved generics performance
– Enhanced our regulatory compliance systems and processes
– Effectively grew nuclear business and re-positioned for future
– Positioned medical businesses for sustained growth
– Revised capital deployment strategy; increased dividend pay-out
– Improved business processes to optimize performance

12 New Cardinal Health (nCAH) FY 2010 outlook

nCAH FY 2010 Financial Expectations
August 18, 2009
FY10 outlook
FY09 adjusted
base financials
Total revenue
growth:
Low single digits $96B
Non-GAAP EPS : $1.90 - $2.00 $2.26
1
Non-GAAP diluted earnings per share from continuing operations
1

nCAH Pharmaceutical Segment
FY2010 Business Trends and Expectations
August 18, 2009
– Market factors:
– Modest revenue growth
– YoY decline in generic launches
– Incorporates customer contract repricings
– Key strategic moves benefiting the longer-term:
– Portfolio repositioning to focus (divestitures) and optimize existing platforms
(MSI)
– Pfizer DSA transition timing
– Sourcing model changes (generics)
– Transformational investments:
– Investments in customer-facing systems
– Incorporates some risk adjustment for the nuclear supply chain
– Strong working capital management continues

– Market factors:
– Modest revenue growth
– Positive impact from decreases in raw materials/COGS
– Transformational investments:
– Medical Transformation accelerating
– Progress in ambulatory care channel – investments continue
– Improvement in Presource performance
– Lean/operational excellence initiatives improving supply chain and working capital
nCAH Medical Segment
FY10 Business Trends and Expectations
August 18, 2009

nCAH FY10 Overall Expectations
August 18, 2009
FY10 outlook
FY09 adjusted
base financials
Non-GAAP effective tax
rate
~ 36-37%
37%
Diluted weighted average
shares outstanding
~
362M
~361.5M
Interest and other $120M - $130M $128M
Capital expenditures $200M - $250M $419M

17 17
nCAH:  Our Focus in FY 2010
– Continue investing to improve the customer experience
and strengthen the core
– Drive margin improvement
– Optimize customer, pricing and supplier processes
– Relentlessly manage expenses and capital
– Sustained commitment to building upon FY09 regulatory
compliance successes
– Institutionalize performance culture; consistently measure and improve our performance
– Take actions to deliver sustainable profit growth over the longer-term

Q&A

20 20
New Cardinal Health
Historical adjusted financials
Unaudited adjusted results reflect the estimated impact of the removal of the CareFusion businesses from the historical financial results of Cardinal Health.  These adjusted financial results have been derived from Cardinal Health’s historical consolidated financial statements and do not necessarily reflect the financial results that will be presented within Cardinal Health’s consolidated financial statements subsequent to the completion of the spinoff of CareFusion.  In addition, they do not reflect what the financial results would have been if Cardinal Health had actually  operated  without  the  CareFusion businesses during  the  periods shown nor are they necessarily indicative of Cardinal Health’s future results.  The assumptions and estimates used and adjustments derived from such assumptions are based on currently available information, and Cardinal Health management believes such assumptions and estimates are reasonable under the circumstances.  See Cardinal Health unaudited adjusted financial statements filed with the Form 8-K dated Aug. 18, 2009 for further explanation of the adjusted presentation.

21 21
Adjusted nCAH
Financial Review
Non-GAAP Adjusted Financials
Fiscal 2009
($M)
Fiscal 2008
($M)
Revenue  $95,992 $87,408
Operating Earnings  $1,419 $1,437
Earnings from continuing ops $816 $890
Diluted EPS from continuing ops
$2.26 $2.45

Pharmaceutical segment adjusted financials
Quarterly analysis:  FY08 - 09
Q1FY08 Q2FY08 Q3FY08 Q4FY08 FY08
Revenue
($M)
19,277 20,409 19,952 19,861 79,498
Segment
Profit ($M)
280 238 280 224 1,022
Q1FY09 Q2FY09 Q3FY09 Q4FY09 FY09
Revenue
($M)
21,404 22,079 22,118 22,263 87,863
Segment
Profit ($M)
213 262 286 273 1,036

Medical Segment adjusted financials
Quarterly analysis:  FY08 - 09
Q1FY08 Q2FY08 Q3FY08 Q4FY08 FY08
Revenue
($M)
1,883 1,973 2,026 2,035 7,917
Segment
Profit ($M)
76 98 127 110 411
Q1FY09 Q2FY09 Q3FY09 Q4FY09 FY09
Revenue
($M)
2,037 2,057 1,976 2,090 8,159
Segment
Profit ($M)
98 75 129 83 384

24 24 GAAP to Non-GAAP Reconciliation Statements

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter 2009					Fiscal Year 2009
(in millions, except per Common Share amounts)	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP
Operating Earnings
Amount	$436	$54	$8	$12	$509	$1,886	$177	$10	$25	$2,098
Growth Rate	(17)%				(9)%	(10)%				(4)%

Provision for Income Taxes	$134	$15	$3	$12	$164	$524	$52	$4	$44	$623

Earnings from Continuing Operations
Amount	$268	$39	$5	$—	$311	$1,143	$126	$7	$(19)	$1,256
Growth Rate	(15)%				(9)%	(12)%				(8)%

Diluted EPS from Continuing Operations
Amount	$0.74	$0.11	$0.01	$—	$0.86	$3.16	$0.35	$0.02	$(0.05)	$3.48
Growth Rate	(16)%				(10)%	(11)%				(7)%

	Fourth Quarter 2008					Fiscal Year 2008
	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP
Operating Earnings
Amount	$527	$42	$—	$(10)	$560	$2,092	$130	$—	$(32)	$2,190
Growth Rate	27%				5%	55%				3%

Provision for Income Taxes	$164	$12	$—	$(6)	$170	$626	$44	$—	$(14)	$655

Earnings from Continuing Operations
Amount	$316	$30	$—	$(4)	$342	$1,296	$86	$—	$(18)	$1,365
Growth Rate	36%				1%	58%				—%

Diluted EPS from Continuing Operations
Amount	$0.88	$0.09	$—	$(0.01)	$0.96	$3.56	$0.24	$—	$(0.05)	$3.75
Growth Rate	47%				9%	75%				11%

The sum of the components may not equal the total due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fourth Quarter		Fiscal Year
(in millions)	2009	2008	2009	2008
GAAP Return on Equity	12.7%	16.8%	14.1%	17.7%

Non-GAAP Return on Equity
Net earnings	$273.2	$318.0	$1,151.6	$1,300.6
Special items, net of tax, in continuing operations	38.6	30.4	125.8	86.3
Other spin-off costs, net of tax	5.3	—	6.5	—
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	(0.3)	(4.0)	(18.5)	(17.6)
Gain on sale of PTS, net of tax, in discontinued operations	—	—	—	7.6

Adjusted net earnings	$316.8	$344.4	$1,265.4	$1,376.9

Annualized	$1,267.2	$1,377.6	$1,265.4	$1,376.9

Divided by average shareholders’ equity [1]	$8,579.6	$7,570.4	$8,190.5	$7,338.8

Non-GAAP return on equity	14.8%	18.2%	15.4%	18.8%

	Fourth Quarter		Fiscal Year
	2009	2008	2009	2008
GAAP Return on Invested Capital	5.97%	7.35%	6.63%	7.55%

Non-GAAP Return on Invested Capital
Net earnings	$273.2	$318.0	$1,151.6	$1,300.6
Special items, net of tax, in continuing operations	38.6	30.4	125.8	86.3
Other spin-off costs, net of tax	5.3	—	6.5	—
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	(0.3)	(4.0)	(18.5)	(17.6)
Interest expense and other, net of tax	21.9	30.0	139.3	108.4
Gain on sale of PTS, net of tax, in discontinued operations	—	—	—	7.6

Adjusted net earnings	$338.7	$374.4	$1,404.7	$1,485.3

Annualized	$1,354.8	$1,497.6	$1,404.7	$1,485.3

Divided by average total invested capital [2]	$19,778.3	$18,935.7	$19,487.0	$18,664.2

Non-GAAP return on invested capital	6.85%	7.91%	7.21%	7.96%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Fourth Quarter		Fiscal Year
	2009	2008	2009	2008
GAAP Effective Tax Rate from Continuing Operations	33.3%	34.2%	31.4%	32.6%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$401.2	$480.3	$1,667.0	$1,922.1
Special items	53.8	42.4	177.4	130.1
Other spin-off costs	8.4	—	10.4	—
Impairments, (gain)/loss on sale of assets and other, net	11.5	(10.0)	25.0	(32.0)

Adjusted earnings before income taxes and discontinued operations	$474.9	$512.7	$1,879.8	$2,020.2

Provision for income taxes	$133.7	$164.4	$524.2	$626.1
Special items tax benefit	15.2	12.0	51.6	43.8
Other spin-off costs tax benefit	3.1	—	3.9	—
Impairments, (gain)/loss on sale of assets and other, net, tax impact	11.8	(6.0)	43.5	(14.4)

Adjusted provision for income taxes	$163.8	$170.4	$623.2	$655.5

Non-GAAP effective tax rate from continuing operations	34.5%	33.2%	33.2%	32.4%

	Fourth Quarter
	2009	2008
Debt to Total Capital	29%	33%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$367.3	$159.0
Long-term obligations, less current portion and other short-term borrowings	3,280.0	3,687.4

Debt	$3,647.3	$3,846.4
Cash and equivalents	(1,847.5)	(1,291.3)

Net debt	$1,799.8	$2,555.1
Total shareholders’ equity	$8,724.7	$7,747.5
Capital	$10,524.5	$10,302.6
Net debt to capital	17%	25%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items, impairments, (gain)/loss on sale of assets and other, net and other spin-off costs, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CareFusion presents the non-GAAP measure “adjusted diluted earnings per share” on a forward-looking basis. The most directly comparable forward-looking GAAP measure for CareFusion is diluted earnings per share. CareFusion is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure, because CareFusion cannot reliably forecast merger integration and restructuring costs and acquired in-process research and development costs. Please note that the unavailable reconciling items could significantly impact CareFusion’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Other Spin-Off Costs: costs incurred in connection with the Company’s plans to spin off its clinical and medical products businesses that are not included in special items or impairments, (gain)/loss on sale of assets and other, net

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings plus interest expense and other divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs, each net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs) divided by (earnings before income taxes and discontinued operations adjusted for (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs)

Non-GAAP Operating Earnings: operating earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs, each net of tax) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net, (3) Other Spin-Off Costs and (4) interest expense and other, each net of tax) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)1

[1]	For the fiscal year ended June 30, 2008, the numerator in calculating these non-GAAP measures also excludes the $7.6 loss, net of tax, on the sale of PTS recorded in discontinued operations.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. August 18, 2009 FY2009 and FY2010E Investor/Analyst Call

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and
GAAP Reconciliation
Forward-Looking Statements and
GAAP Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports
(including all amendments to those reports) and exhibits to those reports, and include (but are not limited to)
those described in the last slide of this presentation. This presentation reflects management’s views as of August
18, 2009. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Pro Forma and Non-GAAP Financial Measures: This presentation includes pro forma financial information for
CareFusion Corporation as a standalone company. The unaudited pro forma results included in this presentation are derived from Cardinal Health’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year. These financial results do not necessarily reflect what CareFusion's financial results would have been if it had operated as an independent, publicly traded company during this fiscal period. In addition, these financial results are not necessarily indicative of CareFusion's future results. The assumptions and estimates used and pro forma adjustments derived from such assumptions are based on currently available information, and CareFusion management believes such assumptions are reasonable under the circumstances. For more information, see the CareFusion unaudited pro forma condensed combined financial statements included as Exhibit 99.5 to
Cardinal Health's Form 8-K filed on August 18, 2009. The financial information included in this presentation includes non-GAAP financial measures. Reconciliations can be found on slide 7 of this presentation. In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the
SEC Filings link of the Investor Relations tab.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Today’s Speakers
Today’s Speakers
Dave Schlotterbeck Chairman and Chief Executive Officer
Ed Borkowski Chief Financial Officer

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2010 Financial Guidance
Fiscal 2010 Financial Guidance
FY10 Outlook
FY09 Pro Forma
Financials¹
Total Revenue Growth Mid single digits Flat at $3,707 M
Operating Expenses 34% of total revenue 33% of total revenue
One-time Items ~$120-$130M $72M
Adjusted Diluted EPS $1.10 - $1.20 $1.54
28
1 Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
2   Includes $100 - $110M incremental operating expenses over pro forma FY09 related to “Public Company” costs, incentive compensation and R&D spend.
3   One-time expenditures related to merger integration, restructuring and spinoff costs.
4 Adjusted diluted earnings per share is a Non-GAAP measure that excludes one-time items related to merger integration, restructuring and spinoff costs.
5 See reconciliation on  slide 7.
3
4
2
5

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2010 Corporate Assumptions
Fiscal 2010 Corporate Assumptions
FY10 Outlook
FY09 Pro Forma
Financials
Adjusted Tax Rate ~25% 16.5%
Diluted weighted
average shares
outstanding
~228M 226M
Capital Expenditures $180M $130M
29
1 Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
1

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

FY10 Segment-related Assumptions
FY10 Segment-related Assumptions
Critical Care Technologies assumptions:
–
Segment revenue grows in mid single digits
–
Slowdown in hospital capital spending continues to impact
segment
–
Infusion: Resumption of shipping the Alaris
®
System drives
infusion business
–
Respiratory: Launch of EnVe™ palmtop, CDC order of 4,500
ventilators and ramp up for Swine Flu drive respiratory business
–
Dispensing: expected to be flat year-over-year
Medical Technologies and Services assumptions:
–
Segment revenue grows in mid single digits
–
ChloraPrep
®
continues to grow double digits

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Non-GAAP Reconciliations
Non-GAAP Reconciliations
FY09
Pro Forma¹
One-Time
Items²
FY09
Adjusted
Pro Forma³
Operating earnings $448 $72M $520M
Provision for income taxes $47 $22M $69M
Net earnings from
continuing operations
$298 $50M $348M
Diluted EPS from
continuing operations
$1.32 $0.22 $1.54
31
1 Unaudited pro forma results are derived from Cardinal’s historical consolidated financial statements to reflect CareFusion's results as if the spinoff and certain related transactions had occurred as of the beginning of the fiscal year.
2 One-time items related to merger integration, restructuring and spinoff costs.
3    Pro forma results adjusted on a non-GAAP basis to exclude one-time  items related to merger integration, restructuring and spinoff costs.
Note: A full GAAP pro forma to non-GAAP pro forma reconciliation can be found on CareFusion’s website at www.carefusion.com under the SEC Filings link of the
Investor Relations tab

Q&A Q&A © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. 32

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward Looking Statements
Forward Looking Statements
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and
Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding our planned spinoff as a new stand-alone entity, including the timing and terms of any such spinoff and whether such spinoff will be completed as it is subject to a number of conditions, and uncertainties regarding the impact of the planned spinoff on us and the potential market for our securities; uncertainties regarding the divestiture of any of our stock retained by Cardinal Health after the spinoff; difficulties or delays in the development, production, manufacturing and marketing of new or existing products and services, including difficulties or delays associated with obtaining requisite regulatory approvals or clearances associated with those activities; changes in laws and regulations or in the interpretation or application of laws or regulations, as well as possible failures to comply with applicable laws or regulations as a result of possible misinterpretations or misapplications; cost-containment efforts of our customers, purchasing groups, third-party payers and governmental organizations; the continued financial viability and success of our customers and suppliers and the potential impact on our customers and suppliers of declining economic conditions, which could impact our results of operations and financial condition; uncertainties related to the deferral in hospital capital spending and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns;
costs associated with protecting our trade secrets and enforcing our patent, copyright and trademark rights, and successful challenges to the validity of our patents, copyrights or trademarks; actions of regulatory bodies and other government authorities, including the FDA and foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in recalls, seizures, consent decrees, injunctions and monetary sanctions; costs or claims resulting from potential errors or defects in our manufacturing that may injure persons or damage property or operations, including costs from remediation efforts or recalls; the results, consequences, effects or timing of any commercial disputes, patent infringement claims or other legal proceedings or any government investigations;
disruption or damage to or failure of our information systems; interruption in our ability to manufacture our products or an inability to obtain key components or raw materials or increased costs in such key components or raw materials; the costs, difficulties and uncertainties related to the integration of acquired businesses, including liabilities relating to the operations or activities of such businesses prior to their acquisition; uncertainties in our industry due to government healthcare reform; uncertainties related to the availability of additional financing to us in the future and the terms of such financing; risks associated with international operations, including fluctuations in currency exchange rates; the effects of our strategies to run our business in a tax-efficient manner; competitive pressures in the markets in which we operate; the loss of, or default by, one or more key customers or suppliers; unfavorable changes to the terms of key customer or supplier relationships; and general economic and market conditions. This presentation reflects management’s views as of August 18, 2009. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.